Prospectus Supplement
John Hancock Fundamental All Cap Core ETF (the fund)
Supplement dated March 28, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
Effective immediately, the disclosure under the heading “Information on the fund’s website” in the “Shareholder information” section is amended and restated in its entirety as follows:
Information on the fund’s website
You can access information about the Tracking Basket and Tracking Basket Weight Overlap for each business day on jhinvestments.com/etf. The fund discloses its complete portfolio holdings, including the name, identifier, market value and weight of each security and instrument in the portfolio, on jhinvestments.com/etf on a monthly basis, no earlier than 15 days after calendar month end. In addition, the following information for the fund is posted on the website, jhinvestments.com/etf, generally on the fifth business day after month end, if applicable: Top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. Recent information, including information regarding the fund's NAV, market price, premiums and discounts, and bid/ask spread, is also available at jhinvestments.com/etf.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
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